Exhibit 10.6
                                   ICOA, INC.
                                111 AIRPORT ROAD
                           WARWICK, RHODE ISLAND 02889


                                                June 13, 2001

To each of the Subscribers
and Warrant Recipients
listed on Schedule I hereto:

          Reference is made to each of those certain Subscription Agreements, dated as of August 28, 2000, as amended to date (the "Subscription Agreements") between each Subscriber and ICOA, Inc., a Nevada corporation (the "Company"), pursuant to which the Company issued (a) Notes dated as of August 28, 2000 in an aggregate principal amount of $500,000 (the "Initial Notes") to the Subscribers, convertible according to the terms thereof into shares of common stock of the Company, par value $.0001 per share (the "Common Stock") and warrants to purchase shares of Common Stock, and (b) a Put Note dated as of February 8, 2001 in the principal amount of $60,000 (the "Initial Put Note"; and together with the Subscription Agreements, the Initial Notes and the other documents entered into in connection therewith, the "Initial Documents"), convertible according to the terms thereof into shares of Common Stock and warrants to purchase shares of Common Stock. All terms defined in each of the Subscription Agreements shall have the same meaning when used in this amendment and waiver unless otherwise defined herein.

          Reference is also made to the subscription agreement and the other documents (collectively, the "Transaction Documents") dated on or about the date hereof, by and between the Company and Laurus Master Fund, Ltd. (the
"Investor"), pursuant to which the Company is issuing (i) a Note in the principal amount of $400,000 (the "Note") to the Investor, convertible according to the terms thereof into shares of Common Stock, and (ii) a Warrant (the "Warrant") for the purchase of up to 4,000,000 shares of Common Stock.

          In connection with the parties' entering into the agreements contemplated by the Transaction Documents, including to permit the Company to issue the Note and the Warrant to the Investor, the Company requests that each Subscriber agree to amend and/or waive certain provisions contained in the Initial Documents.

          The Subscribers hereby waive their rights and any and all agreements and requirements contained in the Initial Documents, only to the fullest extent necessary to consummate the agreements and transactions contemplated by the Transaction Documents, and to permit future issuances of securities, if any, by the Company to the Subscriber, including, without limitation, the right of first refusal provisions contained in Section 12(a) of the Subscription Agreements, the offering and sale restrictions contained in Section 12(b) of the Subscription Agreements, and the anti-dilution provisions contained in Section 2.1(c)(D) of the Initial Notes and the Initial Put Note, and Section 3.4 of the Warrants issued or issuable upon a conversion of the Initial Notes or Initial Put Note.

Subscribers and Warrant
Recipients listed on Schedule I
June 13, 2001
page 2/3


          The Subscribers further waive their rights of first refusal provided under Section 12(a) of the Subscription Agreements, and the offering and sale restrictions contained in Section 12(b) of the Subscription Agreements, to the extent necessary to permit the issuance of (A) options to (i) David Sarna to purchase 444,444 shares of Common Stock, and (ii) Melvyn Applebaum to purchase 500,000 shares of Common Stock (each of the foregoing issuances, the "Consultants' Options"), and (B) any securities issued upon exercise of the Consultants' Options (the "Option Shares") and each of the Consultants' Options and Option Shares shall be deemed included within the definitions of "Excepted Issuances" set forth in Section 12(a) of the Subscription Agreements, and "Excepted Issuance Obligations" set forth in Section 2.1(c)(D) of the Notes and the Initial Put Note.

          The Subscribers further agree that each of the Consultants' Options and Option Shares shall be deemed included within the reference to "stock or stock options granted to employees or directors of the Company" set forth in
Section 3.4 of the Warrants issued or issuable upon a conversion of the Initial Notes or Initial Put Note.




                 [Remainder of Page Intentionally Left Blank]

Subscribers and Warrant
Recipients listed on Schedule I
June 13, 2001
page 3/3

          Except as set forth in this amendment and waiver, each of the Subscription Agreements remains in full force and effect and no other rights or remedies are waived or changed. Please acknowledge your agreement with the foregoing by signing in the space provided below.

                                        Very truly yours,

                                        ICOA, INC.


                                        By: /s/ Erwin Vahlsing, Jr.
                                           --------------------------------
                                           Name: Erwin Vahlsing, Jr.
                                           Title: Chief Financial Officer

                               AGREED AND ACCEPTED
                               -------------------

KESHET L.P.                             TUSK INVESTMENTS, INC.
--Subscriber                            --Subscriber


By: /s/ John Clarke                     By: /s/ Gisela Kindle
    --------------------------------       --------------------------------
    Name: John Clark                         Name: Gisela Kindle
    Title: Authorized Signatory              Title: Director


TALBIYA B. INVESTMENTS LTD.             LIBRA FINANCE, S.A.
--Subscriber and Warrant Recipient      --Warrant Recipient


By:  /s/ John Clark                        By: /s/ Seymour Braun
    --------------------------------       --------------------------------
    Name: John Clark                       Name: Seymour Braun
    Title: Director                        Title: Director


NESHER LTD.
--Subscriber


By: /s/ John Clark
    --------------------------------
       Name: John Clark
       Title: Director

                                   SCHEDULE I



Keshet L.P.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1 4L2
United Kingdom

Talbiya B. Investments
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1 4L2
United Kingdom

Nesher Ltd.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1 4L2
United Kingdom

Tusk Investments, Inc.
P.O. Box 4603
Zurich
Switzerland

Libra Finance, S.A.
P.O. Box 4603
Zurich
Switzerland